UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5281
Oppenheimer Champion Income Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2008

Item 1. Reports to Stockholders.

September 30, 2008

Oppenheimer

Champion Income Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

September 30, 2008 Oppenheimer Management Champion Income Commentaries
and Fund Annual Report
M A N A G E M E N T C O M M E N TA R I E S
Market Recap and Outlook Listing of Top Holdings
A N N U A L R E P O RT
Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Top Five Holdings by Issuer

Federal National Mortgage Assn.	2.2%
HSBC Finance Capital Trust IX	1.8
Barcalys Bank plc	1.8
HBOS plc	1.6
Case New Holland, Inc.	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total market value of investments.
For more current Fund holdings, please visit www.oppenheimerfunds.com.
Credit Allocation

Agency	2.9%
AAA	11.9
AA	3.5
A	5.3
BBB	12.0
BB	25.5
B	26.1
CCC	8.4
D	0.5
Not Rated	1.0
Other Securities	2.9
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
9 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 30, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ended September 30, 2008, the Fund’s Class A shares (without sales) returned -27.70%, underperforming the Merrill Lynch High Yield Master Index and the Lehman Brothers Credit Index, which returned -11.58% and -4.79%, respectively, during the same time frame.
     For the fiscal year ended September 30, 2008, several factors detracted from Oppenheimer Champion Income Fund’s returns and materially contributed to the Fund’s underperformance versus its benchmarks. To begin, our decision to gradually improve the overall credit quality of the Fund’s portfolio hurt us. In the beginning of the fiscal year, high-yield credit spreads were “tight,” or narrow relative to like-duration Treasuries. At that time, we believed that the high-yield market was not adequately compensating investors for taking on incremental risk. Given this conviction, plus our unwavering commitment to avoid undue risk, we began trimming our high-yield risk exposure and instead, worked to increase our exposure to higher-quality credits. We accomplished this by adding to the portfolio’s higher-grade, longer-duration financials bonds, highly rated non-agency residential mortgages and equally highly rated commercial mortgage-backed securities.
     Despite the fact that the overall credit quality of our holdings improved, this strategy worked against us. For one, the ongoing credit crisis propelled investors to eschew virtually all mortgage-related risk, regardless of credit quality, compressing returns in the residential non-agency mortgage arena—even for securities backed by high-quality borrowers with AAA-ratings.
     Additionally, our decision to emphasize financial bonds of longer durations hurt us in two respects: financial-related credit suffered substantially by association as some of Wall Street’s major banking institutions declared or neared bankruptcy; and, longer-maturity bonds weathered relatively greater price volatility in an increasingly turbulent market. Finally, although commercial mortgage-backed securities (CMBS) bear little resemblance to residential mortgage-backed securities in terms of current delinquencies and potential for impairment, they too were shunned by investors due to perceived association with the residential mortgage crisis. And, despite a brief rally for CMBS in the second quarter 2008, they soon fell and lagged markedly for the period at large. With all three of these market segments sharply underperforming, our emphasis in these areas placed a substantial drag on Fund performance.
     Next, our decision to underweight our exposure to high-yield credits also cost us returns. Ironically, despite a widespread flight-to-quality by investors who turned away
10 | OPPENHEIMER CHAMPION INCOME FUND

from perceived risk, lower-quality, high-yield credit suffered less on a relative basis than some higher-quality names, largely due to sector association.
     Finally, our interest-rate positioning detracted from performance, but only slightly. We remained neutral in our duration, or interest-rate sensitivity, based on our belief that the market’s expectations for rates during the period were roughly in line with actual economic fundamentals. Fortunately, this strategy only minimally impacted returns for the Fund.
     Notwithstanding the Fund’s disappointing performance this period, three factors worked in our favor. Our decision to remain underweighted in our exposure to both retail/consumer credit as well as cyclical names, such as metals, mining and paper company debt, helped, since these areas lagged. Similarly, our overweight exposure to specialty chemicals at the expense of commodity chemicals also added to our returns, since this niche of the credit market exhibited relatively less sensitivity to current conditions.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on September 1, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Merrill Lynch High Yield Master Index and the Lehman Brothers Credit Index. The Merrill Lynch High Yield Master Index is an unmanaged index of below investment grade securities of U.S. corporate debt issuers. The Lehman Brothers Credit Index is an index of non-convertible, investment-grade U.S. corporate bonds. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
11 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER CHAMPION INCOME FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 17 for further information.
13 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER CHAMPION INCOME FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 17 for further information.
15 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 17 for further information.
16 | OPPENHEIMER CHAMPION INCOME FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/16/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/1/06. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their
17 | OPPENHEIMER CHAMPION INCOME FUND

NOTES Continued
eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER CHAMPION INCOME FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to
19 | OPPENHEIMER CHAMPION INCOME FUND

FUND EXPENSES Continued
exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2008	September 30, 2008	September 30, 2008

Actual
Class A	$1,000.00	$824.40	$4.89
Class B	1,000.00	820.50	8.74
Class C	1,000.00	820.80	8.42
Class N	1,000.00	822.70	6.73
Class Y	1,000.00	826.30	2.79

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.65	5.42
Class B	1,000.00	1,015.45	9.67
Class C	1,000.00	1,015.80	9.32
Class N	1,000.00	1,017.65	7.44
Class Y	1,000.00	1,021.95	3.09
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2008 are as follows:

Class	Expense Ratios

Class A	1.07%
Class B	1.91
Class C	1.84
Class N	1.47
Class Y	0.61
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS September 30, 2008

	Principal
	Amount	Value

Asset-Backed Securities—1.8%

Ameriquest Mortgage Securities, Inc., Home Equity Mtg. Obligations, Series 2005-R10, Cl. A2B, 3.427%, 12/25/35[1]	$1,423,346	$1,313,793
Capital Auto Receivables Asset Trust 2008-2, Automobile Asset-Backed Securities, Series 2008-2, Cl. A2A, 3.78%, 3/15/11	8,590,000	8,528,472
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates, Series 2008-B, Cl. A2A, 3.81%, 6/8/11	8,590,000	8,514,399
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 6/13/11[2,3,4]	4,517,325	—
Mastr Asset-Backed Securities Trust 2005-WF1, Mtg. Pass-Through Certificates, Series 2005-WF1, Cl. A2C, 3.447%, 6/25/35[1]	826,476	773,811
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD, 6.368%, 1/25/29[1,3]	437,665	55,802
Soundview Home Loan Trust 2006-OPT5, Asset-Backed Certificates, Series 2006-OPT5, Cl. 2A2, 3.297%, 7/25/36[1]	9,156,529	9,004,673

Total Asset-Backed Securities (Cost $31,694,551)		28,190,950

Mortgage-Backed Obligations—16.1%

Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-4, Cl. A4, 5.936%, 7/1/17[1]	17,740,000	15,206,515
Series 2008-1, Cl. AJ, 6.389%, 1/1/18[1]	6,625,000	4,503,607
Series 2008-1, Cl. AM, 6.389%, 1/1/18[1]	6,625,000	5,295,778
Bear Stearns ARM Trust 2006-4, Mtg. Pass-Through Certificates, Series 2006-4, Cl. 2A1, 5.788%, 10/25/36[1]	527,061	382,686
CHL Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	1,562,715	1,373,544
CHL Mortgage Pass-Through Trust 2005-HYB1, Mtg. Pass-Through Certificates, Series 2005-HYB1, Cl. 1A2, 4.981%, 3/25/35[1]	4,427,153	3,559,708
CHL Mortgage Pass-Through Trust 2007-HY1, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 1A1, 5.696%, 4/25/37[1]	1,986,152	1,530,339
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 1A1, 6.092%, 9/1/47[1]	23,281,718	18,093,825
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AJ, 5.398%, 12/1/49	5,560,000	3,615,565
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 3.607%, 10/25/36[1]	1,672,641	1,440,606
Series 2006-A5, Cl. 1A13, 3.657%, 10/25/36[1]	858,722	708,369
CitiMortgage Alternative Loan Trust 2007-A2, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2007-A2, Cl. 1A5, 6%, 2/25/37	22,131,641	19,625,666
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.913%, 6/1/39[1]	2,880,000	2,471,967
F1 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued

CWALT Alternative Loan Trust 2004-28CB, Mtg. Pass-Through Certificates, Series 2004-28CB, Cl. 2A4, 5.75%, 1/25/35	$4,148,000	$3,370,758
CWALT Alternative Loan Trust 2005-18CB, Mtg. Pass-Through Certificates, Series 2005-18CB, Cl. A8, 5.50%, 5/25/36	1,420,000	1,090,734
CWALT Alternative Loan Trust 2005-85CB, Mtg. Pass-Through Certificates, Series 2005-85CB, Cl. 2A3, 5.50%, 2/25/36	1,050,000	922,899
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32	1,406,006	1,232,687
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2001-5, Cl. PJ, 6.50%, 3/25/31	185,991	195,919
Series 2319, Cl. PZ, 6.50%, 5/15/31	2,531,397	2,631,459
Series 2338, Cl. ZC, 6.50%, 7/15/31	2,134,569	2,196,633
Series 2344, Cl. ZD, 6.50%, 8/15/31	1,311,750	1,368,502
Series 2363, Cl. BZ, 6.50%, 9/15/31	2,691,483	2,781,727
Series 2457, Cl. PE, 6.50%, 6/15/32	2,310,016	2,357,060
Series 2936, Cl. PE, 5%, 2/1/35	1,017,000	946,880
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 2520, Cl. SE, 51.476%, 5/15/22[5]	1,517,390	125,242
Series 2527, Cl. SG, 28.662%, 2/15/32[5]	1,487,883	109,211
Series 2531, Cl. ST, 30.563%, 2/15/30[5]	1,753,371	133,523
Series 2574, Cl. IN, 4.341%, 12/15/22[5]	7,734,437	1,385,162
Series 2989, Cl. TS, 51.075%, 6/15/25[5]	8,115,651	736,723
Federal National Mortgage Assn.:
5%, 10/1/21-10/1/38[6]	10,275,000	10,170,306
5%, 8/25/33[7]	1,105,458	1,080,800
5.50%, 10/1/33-1/25/34[7]	3,721,006	3,722,221
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Trust 2001-74, Cl. QE, 6%, 12/25/31	4,085,923	4,150,812
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2002-60, Cl. SM, 34.36%, 8/25/32[5]	3,924,302	422,430
Trust 2002-7, Cl. SK, 36.545%, 1/25/32[5]	1,606,958	158,464
Trust 2002-77, Cl. BS, 29.388%, 12/18/32[5]	2,344,152	263,526
Trust 2002-77, Cl. JS, 29.068%, 12/18/32[5]	4,025,152	452,816
Trust 2002-77, Cl. SA, 29.514%, 12/18/32[5]	3,732,281	409,871
Trust 2002-90, Cl. SN, 34.358%, 8/25/32[5]	2,021,228	223,915
Trust 2002-90, Cl. SY, 36.896%, 9/25/32[5]	1,096,069	123,598
Trust 2003-14, Cl. OI, 11.228%, 3/25/33[5]	1,429,473	317,450
Trust 2003-23, Cl. ES, 49.37%, 10/25/22[5]	3,130,068	259,315
Trust 2003-52, Cl. NS, 43.005%, 6/25/23[5]	3,358,192	337,678
Trust 2003-89, Cl. XS, 27.165%, 11/25/32[5]	2,769,506	238,965
Trust 2004-65, Cl. SA, 64.338%, 5/25/23[5]	6,176,829	460,447
Trust 2005-86, Cl. AI, 8.087%, 10/1/35[5]	1,499,941	332,907
F2 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2006-33, Cl. SP, 43.628%, 5/25/36[5]	$2,253,064	$233,011
Trust 2006-42, Cl. CI, 28.061%, 6/25/36[5]	11,789,298	1,044,882
Trust 2006-43, Cl. SJ, 44.623%, 6/25/36[5]	4,544,915	403,761
Trust 2006-51, Cl. SA, 25.616%, 6/25/36[5]	15,752,940	1,370,898
Trust 302, Cl. 2, 2.575%, 6/1/29[5]	3,937,600	850,919
Trust 331, Cl. 18, 10.985%, 2/1/33[5]	4,420,904	1,018,487
Trust 333, Cl. 2, 3.891%, 4/1/33[5]	8,551,883	1,876,600
Trust 334, Cl. 3, 11.057%, 7/1/33[5]	1,527,347	335,070
Trust 334, Cl. 4, 11.216%, 7/1/33[5]	2,438,471	534,126
Trust 338, Cl. 2, 3.063%, 7/1/33[5]	18,098,896	3,978,785
Trust 339, Cl. 12, 9.777%, 7/1/33[5]	662,209	151,039
Trust 339, Cl. 17, 9.641%, 8/1/33[5]	6,704,145	1,597,921
Trust 339, Cl. 8, 8.584%, 8/1/33[5]	844,199	186,806
Trust 342, Cl. 2, 5.992%, 9/1/33[5]	435,827	98,210
Trust 343, Cl. 13, 10.171%, 9/1/33[5]	534,190	118,667
Trust 343, Cl. 18, 11.165%, 5/1/34[5]	1,576,531	325,561
Trust 343, Cl. 20, 10.052%, 10/1/33[5]	6,244,156	1,298,398
Trust 346, Cl. 2, 2.956%, 12/1/33[5]	2,634,304	579,419
Trust 351, Cl. 10, 9.48%, 4/1/34[5]	1,408,631	310,075
Trust 355, Cl. 7, 9.006%, 11/1/33[5]	987,849	222,450
Trust 356, Cl. 6, 9.598%, 12/1/33[5]	1,278,841	283,671
Trust 364, Cl. 16, 9.857%, 9/1/35[5]	680,937	165,495
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	446,590	379,962
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through Certificates, Series 2004-J4, Cl. A7, 5.50%, 9/25/34	970,000	823,249
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2006-47, Cl. SA, 37.964%, 8/16/36[5]	6,704,369	608,942
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	3,600,000	3,193,309
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 4.485%, 5/1/34[1]	9,734,215	9,047,558
GSR Mortgage Loan Trust 2005-4F, Mtg. Pass-Through Certificates, Series 2005-4F, Cl. 6A1, 6.50%, 2/25/35	1,130,076	1,052,349
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 3A1, 5.144%, 11/25/35[1]	6,943,946	6,212,078
GSR Mortgage Loan Trust 2006-2F, Mtg. Pass-Through Certificates, Series 2006-2F, Cl. 2A2, 5.75%, 2/1/36	1,911,832	1,555,319
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through Certificates, Series 2007-AR1, Cl. 2A1, 5.998%, 3/1/37[1]	3,420,750	2,755,581
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	2,120,000	1,388,858
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	4,610,000	3,857,495
Series 2008-C2, Cl. AJ, 6.799%, 2/1/51[1]	10,879,000	7,702,616
F3 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued

LB-UBS Commercial Mortgage Trust 2003-C5, Commercial Mtg. Pass-Through Certificates, Series 2003-C5, Cl. A2, 3.478%, 7/15/27	$181,600	$180,180
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.374%, 9/11/45[1]	17,610,000	14,093,315
Mastr Asset Securitization Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 3.657%, 10/25/36[1]	21,457,546	18,825,915
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 6.073%, 10/25/36[1]	1,446,495	1,320,727
Merrill Lynch Mortgage Investors Trust 2007-2, Mtg. Pass-Through Certificates, Series 2007-2, Cl. 2A1, 5.975%, 6/25/37[1]	1,837,811	1,625,386
Merrill Lynch Mortgage Investors Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 1A1, 5.797%, 9/1/37[1,3]	745,835	691,078
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.841%, 5/1/39[1]	4,530,000	3,399,569
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through Certificates, Series 2006-AR, Cl. 5A3, 5.417%, 6/25/36[1]	650,000	541,799
STARM Mortgage Loan Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 1A1, 5.659%, 6/1/37[1,3]	1,295,949	1,069,158
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	7,320,000	6,424,094
Wachovia Mortgage Loan Trust LLC, Mtg. Pass-Through Certificates, Series 2007-A, Cl. 1A1, 5.982%, 3/1/37[1]	1,161,738	1,111,631
WaMu Mortgage Pass-Through Certificates 2003-AR10 Trust, Mtg. Pass-Through Certificates, Series 2003-AR10, Cl. A7, 4.36%, 10/1/33[1]	4,300,000	4,130,900
WaMu Mortgage Pass-Through Certificates 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 5.75%, 10/25/36[1]	2,159,336	1,643,238
WaMu Mortgage Pass-Through Certificates 2006-AR14 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR14, Cl. 1A7, 5.647%, 11/1/36[1]	8,718,486	5,257,500
Series 2006-AR14, Cl. 2A4, 5.758%, 11/1/36[1,3]	2,653,386	1,353,227
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 6.128%, 8/25/36[1]	1,987,252	1,772,263
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 1A2, 5.711%, 2/25/37[1,3]	416,699	166,680
Series 2007-HY1, Cl. 2A4, 5.868%, 2/1/37[1]	3,667,390	2,261,189
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 1A2, 5.614%, 12/1/36[1,3]	8,916,332	2,942,390
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 2A2, 5.668%, 3/1/37[1]	1,082,322	643,997
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 5A1, 5.584%, 11/1/36[1]	780,802	611,783
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 2A3, 5.658%, 5/1/37[1]	834,731	695,611
F4 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued

Wells Fargo Mortgage-Backed Securities 2004-EE Trust, Mtg. Pass-Through Certificates:
Series 2004-EE, Cl. 3A1, 4.261%, 12/1/34[1]	$442,980	$410,687
Series 2004-EE, Cl. 3A2, 4.261%, 12/1/34[1]	1,065,038	987,396
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.369%, 9/1/34[1]	411,139	347,107
Wells Fargo Mortgage-Backed Securities 2004-U Trust, Mtg. Pass-Through Certificates, Series 2004-U, Cl. A1, 5.673%, 10/1/34[1]	189,192	184,097
Wells Fargo Mortgage-Backed Securities 2005-AR2 Trust, Mtg. Pass-Through Certificates, Series 2005-AR2, Cl. 2A2, 4.549%, 3/25/35[1]	300,056	259,964
Wells Fargo Mortgage-Backed Securities 2005-AR4 Trust, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 2A2, 4.537%, 4/25/35[1]	498,481	432,959
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 4A1, 5.561%, 7/25/36[1]	1,038,122	853,639
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.10%, 9/25/36[1]	1,767,816	1,478,026
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 5.106%, 3/25/36[1]	2,124,593	1,890,061

Total Mortgage-Backed Obligations (Cost $285,465,652)		255,685,948

Corporate Bonds and Notes—97.9%
Consumer Discretionary—32.4%
Auto Components—2.1%
Goodyear Tire & Rubber Co. (The):
7.857% Nts., 8/15/11	6,280,000	6,138,700
9% Sr. Unsec. Nts., 7/1/15	4,246,000	4,224,770
Lear Corp., 8.75% Sr. Unsec. Nts., Series B, 12/1/16	31,985,000	22,389,500

		32,752,970

Automobiles—2.3%
Case New Holland, Inc., 7.125% Sr. Unsec. Nts., 3/1/14	30,500,000	27,907,500
General Motors Acceptance Corp., 8% Bonds, 11/1/31	24,840,000	9,373,846

		37,281,346

Diversified Consumer Services—0.6%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	10,318,000	9,054,045
Hotels, Restaurants & Leisure—10.8%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13[8]	8,520,000	6,965,100
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13[4,8]	13,158,000	9,144,810
Harrah’s Operating Co., Inc., 10.75% Sr. Unsec. Nts., 2/1/16[8]	20,455,000	10,534,325
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	27,735,000	18,721,125
F5 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure Continued
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15[8]	$17,705,000	$11,596,775
MGM Mirage, Inc.:
6.625% Sr. Unsec. Nts., 7/15/15	10,150,000	7,105,000
8.375% Sr. Unsec. Sub. Nts., 2/1/11	11,310,000	9,302,475
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13	9,685,000	8,086,975
8% Sr. Sub. Nts., 4/1/12	18,060,000	15,441,300
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 3/15/10	27,995,000	21,906,088
Pinnacle Entertainment, Inc., 8.25% Sr. Unsec. Sub. Nts., 3/15/12	15,750,000	15,297,188
Pokagon Gaming Authority, 10.375% Sr. Nts., 6/15/14[8]	5,298,000	5,390,715
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[2,3,4]	3,900,000	—
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14	31,235,000	9,370,500
Trump Entertainment Resorts, Inc., 8.50% Sec. Nts., 6/1/15	6,745,000	2,799,175
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14	22,895,000	19,632,463

		171,294,014

Household Durables—2.3%
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09[3]	9,170,000	8,711,500
Jarden Corp., 7.50% Sr. Unsec. Sub. Nts., 5/1/17	10,385,000	8,697,438
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13	2,900,000	1,653,000
8.875% Sr. Sub. Nts., 4/1/12	6,740,000	4,313,600
KB Home, 8.625% Sr. Sub. Nts., 12/15/08	4,300,000	4,321,500
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11	5,720,000	5,519,800
William Lyon Homes, Inc.:
7.50% Sr. Unsec. Nts., 2/15/14	1,165,000	460,175
10.75% Sr. Nts., 4/1/13[3]	7,900,000	3,436,500

		37,113,513

Leisure Equipment & Products—0.4%
Leslie’s Poolmart, Inc., 7.75% Sr. Unsec. Nts., 2/1/13	7,015,000	5,962,750
Media—10.8%
Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12	2,915,000	2,506,900
AMC Entertainment, Inc., 8% Sr. Unsec. Sub. Nts., 3/1/14	4,855,000	4,199,575
American Media Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts., 1/15/11	6,710,000	4,663,450
8.875% Sr. Unsec. Sub. Nts., 1/15/11[3]	250,884	176,873
CCH I LLC/CCH I Capital Corp., 11% Sr. Sec. Nts., 10/1/15	12,735,000	8,468,775
Cinemark, Inc., 0%/9.75% Sr. Unsec. Nts., 3/15/14[3,9]	10,745,000	10,382,356
CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub. Nts., Series B, 4/1/11	2,645,000	2,552,425
F6 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value

Media Continued
Dex Media West LLC/Dex Media West Finance Co.:
8.50% Sr. Nts., 8/15/10	$805,000	$714,438
9.875% Sr. Sub. Nts., 8/15/13	2,820,000	1,755,450
Dex Media, Inc., 0%/9% Unsec. Nts., 11/15/13[9]	550,000	255,750
EchoStar DBS Corp., 6.375% Sr. Unsec. Nts., 10/1/11	12,740,000	11,752,650
Idearc, Inc., 8% Sr. Unsec. Nts., 11/15/16	15,315,000	4,249,913
Lamar Media Corp.:
6.625% Sr. Unsec. Sub. Nts., 8/15/15	6,179,000	5,144,018
7.25% Sr. Unsec. Sub. Nts., 1/1/13	8,190,000	7,452,900
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13	11,455,000	8,992,175
Marquee Holdings, Inc., 9.505% Sr. Nts., 8/15/14[1]	10,985,000	8,156,363
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14	7,140,000	2,177,700
6.875% Sr. Unsec. Sub. Nts., 10/1/13	13,500,000	4,117,500
Nielsen Finance LLC/Nielsen Finance Co.:
0%/12.50% Sr. Unsec. Sub. Nts., 8/1/16[9]	6,020,000	3,943,100
10% Sr. Unsec. Nts., 8/1/14	15,135,000	14,453,925
NTL Cable plc, 9.125% Sr. Nts., 8/15/16	13,645,000	11,495,913
R.H. Donnelley Corp.:
6.875% Sr. Nts., 1/15/13	7,845,000	3,098,775
6.875% Sr. Nts., Series A-2, 1/15/13	16,770,000	6,624,150
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11	3,900,000	3,207,750
Rainbow National Services LLC, 8.75% Sr. Nts., 9/1/12[8]	5,325,000	5,351,625
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12	14,478,000	14,007,465
Videotron Ltd., 9.125% Sr. Nts., 4/15/18[8]	4,840,000	4,912,600
Virgin Media Finance plc, 8.75% Sr. Unsec. Nts., 4/15/14	7,820,000	6,607,900
Warner Music Group Corp., 7.375% Sr. Sub. Bonds, 4/15/14	4,400,000	3,289,000
WMG Holdings Corp., 0%/9.50% Sr. Nts., 12/15/14[9]	11,979,000	6,648,345

		171,359,759

Multiline Retail—0.4%
Dillard’s, Inc., 6.625% Unsec. Nts., 11/15/08[3]	5,870,000	5,884,675
Specialty Retail—1.9%
Claire’s Stores, Inc., 10.50% Sr. Unsec. Sub. Nts., 6/1/17	28,570,000	9,713,800
GameStop Corp., 8% Sr. Unsec. Nts., 10/1/12	5,650,000	5,706,500
Sally Holdings LLC:
9.25% Sr. Unsec. Nts., 11/15/14	8,440,000	7,996,900
10.50% Sr. Unsec. Sub. Nts., 11/15/16	6,535,000	6,240,925

		29,658,125
F7 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Textiles, Apparel & Luxury Goods—0.8%
Levi Strauss & Co., 9.75% Sr. Unsec. Unsub. Nts., 1/15/15	$15,765,000	$13,242,600
Consumer Staples—6.4%
Beverages—0.7%
Constellation Brands, Inc.:
8.125% Sr. Sub. Nts., 1/15/12	6,455,000	6,293,625
8.375% Sr. Nts., 12/15/14[3]	5,635,000	5,606,825

		11,900,450

Food & Staples Retailing—2.2%
Albertson’s, Inc., 8% Sr. Unsec. Debs., 5/1/31	19,109,000	17,767,988
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	16,425,000	17,250,668

		35,018,656

Food Products—2.3%
Del Monte Corp., 8.625% Sr. Sub. Nts., 12/15/12	6,610,000	6,576,950
Dole Food Co., Inc.:
7.25% Sr. Unsec. Nts., 6/15/10	1,610,000	1,424,850
8.625% Sr. Nts., 5/1/09	4,200,000	4,032,000
8.875% Sr. Unsec. Nts., 3/15/11	942,000	795,990
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625% Sr. Sub. Nts., 4/1/17	13,365,000	10,090,575
Smithfield Foods, Inc.:
7% Sr. Nts., 8/1/11	6,695,000	5,858,125
8% Sr. Nts., Series B, 10/15/09	7,155,000	6,976,125

		35,754,615

Household Products—0.1%
Church & Dwight Co., Inc., 6% Sr. Unsec. Sub. Nts., 12/15/12	1,095,000	1,040,250
Personal Products—0.3%
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts., 1/15/14	5,970,000	5,462,550
Tobacco—0.8%
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	12,010,000	12,353,618
Energy—14.1%
Energy Equipment & Services—1.6%
Helix Energy Solutions Group, Inc., 9.50% Sr. Unsec. Nts., 1/15/16[8]	10,215,000	9,602,100
Key Energy Services, Inc., 8.375% Sr. Nts., 12/1/14[8]	9,335,000	9,008,275
Pride International, Inc., 7.375% Sr. Unsec. Nts., 7/15/14	7,110,000	6,825,600

		25,435,975

Oil, Gas & Consumable Fuels—12.5%
Atlas Energy Resources LLC, 10.75% Sr. Nts., 2/1/18[8]	15,425,000	13,959,625
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	11,235,000	10,392,375
Berry Petroleum Co., 8.25% Sr. Sub. Nts., 11/1/16	5,335,000	4,534,750
F8 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	$19,060,000	$17,487,550
Copano Energy LLC/Copano Energy Finance Corp., 7.75% Sr. Nts., 6/1/18[8]	15,615,000	13,741,200
Denbury Resources, Inc., 7.50% Sr. Sub. Nts., 12/15/15	12,856,000	11,891,800
Enterprise Products Operating LP, 8.375% Jr. Sub. Nts., 8/1/66[1]	23,485,000	21,787,974
Forest Oil Corp., 7.75% Sr. Nts., 5/1/14	10,025,000	9,523,750
Kinder Morgan Energy Partners LP, 7.30% Sr. Unsec. Nts., 8/15/33	20,582,000	18,797,932
Newfield Exploration Co., 6.625% Sr. Unsec. Sub. Nts., 9/1/14	10,365,000	9,380,325
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	5,890,000	5,713,300
Quicksilver Resources, Inc.:
7.125% Sr. Sub. Nts., 4/1/16	11,340,000	9,298,800
8.25% Sr. Unsec. Nts., 8/1/15	4,975,000	4,577,000
Sabine Pass LNG LP:
7.25% Sr. Sec. Nts., 11/30/13	7,570,000	6,018,150
7.50% Sr. Sec. Nts., 11/30/16	10,960,000	8,603,600
Tesoro Corp., 6.625% Sr. Unsec. Nts., 11/1/15	10,750,000	8,815,000
Williams Cos., Inc. (The):
7.625% Nts., 7/15/19	10,335,000	10,188,140
8.125% Sr. Unsec. Nts., 3/15/12	10,445,000	10,559,686
Williams Holdings of Delaware, Inc., 6.50% Nts., 12/1/08[3]	1,600,000	1,597,952

		196,868,909

Financials—12.1%
Capital Markets—2.8%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14	16,570,000	13,007,450
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	29,850,000	19,623,151
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38[4]	28,818,000	144,090
Morgan Stanley, 5.95% Sr. Unsec. Nts., Series F, 12/28/17	13,270,000	8,325,850
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	4,175,000	3,016,438

		44,116,979

Commercial Banks—6.2%
Barclays Bank plc, 6.278% Perpetual Bonds[10]	46,380,000	33,953,870
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A8,10	53,200,000	30,017,408
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[1]	46,165,000	34,704,077

		98,675,355

Consumer Finance—1.0%
SLM Corp., 4.50% Nts., Series A, 7/26/10	21,130,000	16,067,675
Diversified Financial Services—1.6%
AAC Group Holding Corp., 0%/10.25% Sr. Unsec. Nts., 10/1/12[3,9]	1,700,000	1,640,500
F9 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Diversified Financial Services Continued
Bank of America Corp.:
8% Unsec. Perpetual Bonds, Series K10	$4,265,000	$3,380,354
8.125% Perpetual Bonds, Series M10	1,280,000	1,035,763
Citigroup, Inc.:
8.30% Jr. Sub. Bonds, 12/21/57[1]	3,035,000	2,262,052
8.40% Perpetual Bonds, Series E10	11,675,000	7,961,299
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	10,945,000	9,239,014

		25,518,982

Insurance—0.4%
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/66[1]	6,195,000	3,863,654
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[8]	875,000	1,013,817
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25[8]	845,000	939,369

		5,816,840

Real Estate Investment Trusts—0.1%
iStar Financial, Inc., 3.369% Sr. Unsec. Nts., 3/16/09[1]	1,160,000	965,755
Health Care—9.4%
Health Care Equipment & Supplies—1.9%
Bausch & Lomb, Inc., 9.875% Sr. Unsec. Nts., 11/1/15[8]	5,995,000	5,710,238
Biomet, Inc., 10% Sr. Unsec. Bonds, 10/15/17	6,520,000	6,683,000
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15[1]	10,865,000	9,506,875
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15[11]	9,690,000	9,084,375

		30,984,488

Health Care Providers & Services—6.9%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[11]	12,300,000	9,594,000
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15	7,810,000	7,458,550
DaVita, Inc., 6.625% Sr. Unsec. Nts., 3/15/13	17,360,000	16,578,800
Fresenius Medical Care Capital Trust IV, 7.875% Sr. Sub. Nts., 6/15/11	6,665,000	6,764,975
HCA, Inc.:
6.375% Nts., 1/15/15	13,410,000	10,627,425
9.25% Sr. Sec. Nts., 11/15/16	7,815,000	7,619,625
HealthSouth Corp., 10.75% Sr. Unsec. Nts., 6/15/16[3]	11,410,000	11,581,150
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	12,245,000	9,979,675
US Oncology Holdings, Inc., 8.334% Sr. Unsec. Nts., 3/15/12[1,11]	5,638,114	4,341,348
US Oncology, Inc., 9% Sr. Unsec. Nts., 8/15/12	10,265,000	10,316,325
Vanguard Health Holding Co. I LLC, 0%/11.25% Sr. Nts., 10/1/15[9]	15,800,000	13,746,000

		108,607,873
F10 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount		Value

Pharmaceuticals—0.6%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	$10,235,000		$9,851,188
Industrials—6.8%
Aerospace & Defense—2.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	3,340,000		3,139,600
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	4,905,000		4,770,113
DRS Technologies, Inc., 6.625% Sr. Nts., 2/1/16	10,890,000		11,053,350
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15	11,475,000		10,442,250
6.375% Sr. Unsec. Sub. Nts., Series B, 10/15/15	5,780,000		5,346,500

			34,751,813

Building Products—0.3%
Nortek, Inc., 8.50% Sr. Unsec. Unsub. Nts., 9/1/14	7,890,000		4,536,750
Commercial Services & Supplies—1.7%
Allied Waste North America, Inc., 7.375% Sr. Sec. Nts., Series B, 4/15/14	12,705,000		12,419,138
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05[2,3,4]	4,000,000		—
Corrections Corp. of America, 7.50% Sr. Nts., 5/1/11	4,345,000		4,350,431
Iron Mountain, Inc., 8.625% Sr. Unsec. Sub. Nts., 4/1/13	10,875,000		10,766,250

			27,535,819

Industrial Conglomerates—0.1%
MetLife Capital Trust X, 9.25% Sec. Bonds, 4/8/68[1]	1,000,000		949,565
Road & Rail—1.6%
Avis Budget Car Rental LLC, 7.625% Sr. Unsec. Unsub. Nts., 5/15/14	20,805,000		13,263,188
Hertz Corp.:
8.875% Sr. Unsec. Nts., 1/1/14	865,000		750,388
10.50% Sr. Unsec. Sub. Nts., 1/1/16	8,185,000		6,875,400
Kansas City Southern Railway Co. (The), 7.50% Sr. Nts., 6/15/09	4,800,000		4,824,000

			25,712,976

Trading Companies & Distributors—0.9%
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14	18,985,000		13,384,425
Information Technology—0.6%
Communications Equipment—0.0%
Orion Network Systems, Inc., 12.50% Sr. Unsub. Nts., 1/15/07[2,3,4]	8,625,000		86
Internet Software & Services—0.0%
Exodus Communications, Inc., 10.75% Sr. Nts., 12/15/09[2,3,4]	7,603,797	EUR	—
NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10[2,3,4]	2,562,215		—

			—
F11 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

IT Services—0.6%
Fiserv, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/20/12	$10,335,000		$10,030,510
Materials—7.4%
Chemicals—1.2%
Koppers Industry, Inc., 9.875% Sr. Sec. Nts., 10/15/13[3]	4,031,000		4,172,085
Momentive Performance Materials, Inc.:
9.75% Sr. Unsec. Nts., 12/1/14[8]	8,595,000		6,833,025
11.50% Sr. Unsec. Sub. Nts., 12/1/16	10,115,000		6,928,775
Mosaic Co. (The), 7.375% Sr. Nts., 12/1/14[8]	1,360,000		1,409,001

			19,342,886

Construction Materials—0.5%
NTK Holdings, Inc., 0%/10.75% Sr. Unsec. Nts., 3/1/14[9]	17,338,000		7,542,030
Containers & Packaging—2.5%
Crown Americas, Inc., 7.75% Sr. Nts., 11/15/15	14,525,000		14,234,500
Graham Packaging Co., Inc., 9.875% Sr. Unsec. Sub. Nts., 10/15/14	14,155,000		12,385,625
Graphic Packaging International Corp., 8.50% Sr. Nts., 8/15/11	14,430,000		13,780,650

			40,400,775

Metals & Mining—2.6%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	22,965,000		22,654,307
Ispat Inland ULC, 9.75% Sr. Sec. Nts., 4/1/14	8,032,000		8,491,109
Steel Dynamics, Inc., 7.375% Sr. Unsec. Unsub. Nts., 11/1/12	10,255,000		9,434,600

			40,580,016

Paper & Forest Products—0.6%
NewPage Corp., 10% Sr. Sec. Nts., 5/1/12	10,095,000		9,085,500
Telecommunication Services—7.4%
Diversified Telecommunication Services—5.2%
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13	24,790,000		23,333,588
FairPoint Communications, Inc., 13.125% Sr. Nts., 4/1/18	15,040,000		13,761,600
Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05[2,3,4]	8,000,000		—
PSINet, Inc., 10.50% Sr. Unsec. Nts., 12/1/06[2,3,4]	4,250,000	EUR	—
Qwest Corp., 8.875% Unsec. Unsub. Nts., 3/15/12	22,830,000		22,487,550
Teligent, Inc., 11.50% Sr. Nts., 12/1/08[2,3,4]	4,550,000		—
Windstream Corp.:
8.125% Sr. Unsec. Unsub. Nts., 8/1/13	14,500,000		13,847,500
8.625% Sr. Unsec. Unsub. Nts., 8/1/16	9,550,000		8,857,625
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10[2,3,4]	4,500,000		—

			82,287,863
F12 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value

Wireless Telecommunication Services—2.2%
American Tower Corp., 7.50% Sr. Nts., 5/1/12	$9,840,000	$9,741,600
CellNet Data Systems, Inc., Sr. Unsec. Nts., 10/1/07[2,3,4]	13,969,000	—
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	15,725,000	10,384,381
Sprint Capital Corp., 8.75% Nts., 3/15/32	19,655,000	15,363,134

		35,489,115

Utilities—1.3%
Electric Utilities—0.9%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	16,390,000	14,832,950
Energy Traders—0.1%
AES Red Oak LLC, 8.54% Sr. Sec. Bonds, Series A, 11/30/19	1,906,333	1,906,333
Gas Utilities—0.3%
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., 6.75% Sr. Unsec. Nts., 5/1/14	610,000	500,200
Ferrellgas Partners LP, 6.75% Sr. Nts, 5/1/14[8]	4,780,000	3,919,600

		4,419,800

Total Corporate Bonds and Notes (Cost $1,901,788,393)		1,550,833,167

	Shares

Preferred Stocks—0.3%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.[2,3,11]	247,589	—
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.[2,3]	43,000	—
Fannie Mae, 8.25% Non-Cum. Sub., Series S, Non-Vtg.	824,825	1,798,119
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.[2,3,11]	3,728	—
Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A3	2,860	2,180,750

Total Preferred Stocks (Cost $34,842,307)		3,978,869

Common Stocks—1.0%
AT&T, Inc.	290,228	8,103,150
Global Aero Logistics, Inc.[2,3]	45,938	45,938
National Maintenance Group, Inc.[2]	288,828	10,398
Revlon, Inc., Cl. A2	532,210	7,903,319

Total Common Stocks (Cost $19,077,184)		16,062,805

	Units

Rights, Warrants and Certificates—0.0%
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11[2,3] (Cost $42,773)	5,633	56
F13 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Company—3.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 3.15%[12,13] (Cost $55,037,109)	55,037,109	$55,037,109

Total Investments, at Value (Cost $2,327,947,969)	120.6%	1,909,788,904
Liabilities in Excess of Other Assets	(20.6)	(326,497,869)

Net Assets	100.0%	$1,583,291,035

Industry classifications are unaudited.

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:
EUR      Euro

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Non-income producing security.

3.	Illiquid security. The aggregate value of illiquid securities as of September 30, 2008 was $61,695,581, which represents 3.90% of the Fund’s net assets. See Note 8 of accompanying Notes.

4.	Issue is in default. See Note 1 of accompanying Notes.

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $24,084,436 or 1.52% of the Fund’s net assets as of September 30, 2008.

6.	When-issued security or delayed delivery to be delivered and settled after September 30, 2008. See Note 1 of accompanying Notes.

7.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $4,803,021. See Note 6 of accompanying Notes.

8.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $150,049,608 or 9.48% of the Fund’s net assets as of September 30, 2008.

9.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Interest or dividend is paid-in-kind, when applicable.

12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2007	Additions	Reductions	September 30, 2008

Oppenheimer Institutional Money Market Fund, Cl. E	186,504,613	1,331,649,951	1,463,117,455	55,037,109

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$55,037,109	$3,448,356
13.     Rate shown is the 7-day yield as of September 30, 2008.
F14 | OPPENHEIMER CHAMPION INCOME FUND

Futures Contracts as of September 30, 2008 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Standard & Poor’s 500 Index	Sell	27	12/18/08	$7,879,950	$539,743
U.S. Long Bonds, 20 yr.	Buy	429	12/19/08	50,266,734	(1,194,144)
U.S. Treasury Nts., 2 yr.	Sell	796	12/31/08	169,896,250	(534,073)
U.S. Treasury Nts., 5 yr.	Sell	30	12/31/08	3,367,031	(14,802)
U.S. Treasury Nts., 5 yr.	Buy	129	12/31/08	14,478,234	46,077
U.S. Treasury Nts., 10 yr.	Sell	179	12/19/08	20,517,875	61,596
U.S. Treasury Nts., 10 yr.	Buy	78	12/19/08	8,940,750	(51,050)

					$(1,146,653)

Credit Default Swap Contracts as of September 30, 2008 are as follows:

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap	Reference	Credit	Amount	Fixed	Termination	Received/
Counterparty	Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Barclays Bank plc:
	ABX.HE.AA. 06-2 Index	Sell	$9,090	0.170%	5/25/46	$7,032,186	$(7,028,975)
	American International Group, Inc.	Sell	820	3.000	3/20/09	—	(22,018)
	American International Group, Inc.	Sell	1,390	4.000	3/20/09	—	(30,728)
	American International Group, Inc.	Sell	975	5.350	3/20/09	—	(15,309)
	Capmark Financial Group, Inc.	Sell	875	5.000	6/20/12	245,000	(300,372)
	Citigroup, Inc.	Sell	435	10.500	6/20/09	—	(15,503)
	CMBX.NA.AJ.5 Index	Sell	9,590	0.980	2/15/51	2,241,542	(2,462,998)
	Dillard’s, Inc.	Sell	3,850	1.900	12/20/08	—	(36,408)
	HCP, Inc.	Sell	1,475	4.600	3/20/09	—	1,189
	iStar Financial, Inc.	Sell	1,940	4.400	12/20/12	—	(724,173)
	Kohl’s Corp.	Sell	1,050	0.900	6/20/13	—	(13,400)
	Kohl’s Corp.	Buy	1,050	1.040	6/20/18	—	24,417
	Kohl’s Corp.	Sell	1,035	1.080	6/20/13	—	(5,370)
	Kohl’s Corp.	Buy	1,035	1.180	6/20/18	—	13,388
	Merrill Lynch & Co., Inc.	Sell	3,895	4.150	9/20/09	—	4,686
	Nalco Co.	Sell	2,255	4.500	9/20/13	—	51,134
	R.H. Donnelley Corp.	Sell	2,445	5.000	9/20/10	440,100	(430,775)
	Six Flags, Inc.	Sell	1,885	8.250	12/20/08	—	(22,156)
	Station Casinos, Inc.	Sell	2,590	5.000	6/20/13	466,200	(1,088,037)
	The Goldman Sachs Group, Inc.	Sell	1,885	5.750	12/20/09	—	4,924
	XL Capital Ltd.	Sell	2,235	3.550	9/20/09	—	1,135

						10,425,028	(12,095,349)
F15 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap	Reference	Credit	Amount	Fixed	Termination	Received/
Counterparty	Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Citibank NA, New York:
	Ambac Assurance Corp.	Sell	$21,150	8.400%	12/20/08	$—	$(649,334)
	Cablevision Systems Corp.	Sell	750	3.100	12/20/10	—	(14,555)
	Capmark Financial Group, Inc.	Sell	17,425	7.125	12/20/12	—	(5,458,692)
	Capmark Financial Group, Inc.	Sell	7,275	9.700	12/20/12	—	(1,901,960)
	Capmark Financial Group, Inc.	Sell	6,050	9.750	12/20/12	—	(1,575,610)
	Ford Motor Credit Co.	Sell	13,200	2.320	3/20/12	—	(5,156,562)
	Intelsat Ltd.	Sell	2,895	4.300	12/20/08	—	12,813
	Intelsat Ltd.	Sell	2,825	5.000	3/20/09	—	29,377
	Morgan Stanley	Sell	8,210	7.800	12/20/13	—	(755,472)
	Nalco Co.	Sell	2,200	3.600	9/20/12	—	12,252
	Nalco Co.	Sell	2,455	4.170	9/20/13	—	23,639
	Owens-Illinois, Inc.	Sell	2,515	2.500	6/20/13	—	(10,134)
	Reliant Energy, Inc.	Sell	2,300	2.450	9/20/11	—	(163,289)
	Reliant Energy, Inc.	Sell	5,520	2.600	9/20/11	—	(370,922)
	Reliant Energy, Inc.	Sell	5,900	3.900	9/20/11	—	(202,197)
	Smurfit-Stone Container Enterprises, Inc.	Sell	835	8.000	12/20/13	—	678
	Tribune Co.	Sell	2,835	5.000	3/20/10	907,200	(759,864)
	Tribune Co.	Sell	2,735	5.000	3/20/10	895,713	(733,061)
	Tribune Co.	Sell	2,500	5.000	3/20/10	825,000	(670,074)
	Tribune Co.	Sell	2,655	5.000	3/20/10	929,250	(711,619)
	Univision Communications, Inc.	Sell	2,290	5.000	12/20/09	160,300	(155,077)

						3,717,463	(19,209,663)
Credit Suisse International:
	Aramark Corp.	Sell	3,600	6.000	3/20/13	—	197,554
	Capmark Financial Group, Inc.	Sell	5,340	3.500	6/20/12	—	(1,985,542)
	Capmark Financial Group, Inc.	Sell	5,875	5.200	12/20/12	—	(2,068,085)
	Capmark Financial Group, Inc.	Sell	2,880	6.250	12/20/12	—	(952,934)
	CDX.NA.IG.10 Index	Buy	20,515	1.550	6/20/13	133,790	208,175
	Charter Communications Holdings LLC	Buy	3,255	5.000	9/20/10	(207,506)	491,674
	Charter Communications Holdings LLC	Sell	3,255	5.000	9/20/17	651,000	(1,869,734)
	Charter Communications Holdings LLC	Sell	880	5.000	9/20/17	176,000	(505,489)
	Charter Communications Holdings LLC	Buy	880	7.000	9/20/10	—	105,759
	Eastman Kodak Co.	Sell	4,770	3.650	12/20/13	—	(1,994)
	Eastman Kodak Co.	Buy	4,770	3.700	12/20/18	—	6,783
	El Paso Corp.	Sell	2,575	2.800	3/20/18	—	(83,251)
	Ford Motor Credit Co.	Sell	10,100	2.385	3/20/12	—	(3,933,648)
F16 | OPPENHEIMER CHAMPION INCOME FUND

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap	Reference	Credit	Amount	Fixed	Termination	Received/
Counterparty	Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Credit Suisse
International: Continued
	Ford Motor Credit Co.	Sell	$4,100	2.550%	3/20/12	$—	$(1,584,561)
	GMAC LLC	Sell	9,605	1.390	3/20/17	—	(5,657,126)
	GMAC LLC	Sell	9,820	5.000	3/20/09	1,423,900	(1,405,025)
	Harrah’S Operating Co., Inc.	Sell	6,015	5.000	3/20/10	383,456	(739,199)
	Intelsat Ltd.	Sell	2,855	4.400	3/20/09	—	21,355
	Intelsat Ltd.	Sell	295	5.750	3/20/09	—	4,144
	iStar Financial, Inc.	Sell	775	4.000	12/20/12	—	(295,458)
	iStar Financial, Inc.	Sell	4,540	4.150	12/20/12	—	(1,717,276)
	iStar Financial, Inc.	Sell	645	12.000	3/20/09	—	(59,894)
	Massey Energy Co.	Sell	2,500	5.000	3/20/13	—	93,658
	Massey Energy Co.	Sell	995	5.000	3/20/13	—	37,276
	Merrill Lynch & Co., Inc.	Sell	1,950	4.150	9/20/09	—	2,346
	MGM Mirage	Sell	2,340	8.400	12/20/13	—	(74,810)
	Morgan Stanley	Sell	2,610	7.800	12/20/13	—	(240,168)
	Nalco Co.	Sell	4,425	3.400	9/20/12	—	(5,211)
	Nalco Co.	Sell	2,165	3.600	9/20/12	—	12,057
	Owens-Illinois, Inc.	Sell	1,535	2.500	6/20/13	—	(6,185)
	Rite Aid Corp.	Sell	2,265	7.500	3/20/09	—	(104,327)
	Sprint Nextel Corp.	Sell	4,240	6.300	3/20/09	—	55,879
	Tenet Healthcare Corp.	Sell	10,155	4.050	12/20/08	—	33,187
	Tribune Co.	Sell	220	5.000	12/20/09	48,400	(52,543)
	Tribune Co.	Sell	900	5.000	12/20/09	207,000	(215,444)
	Tribune Co.	Sell	3,135	6.350	12/20/08	—	(90,220)
	TXU Corp.	Sell	4,765	1.530	6/20/11	—	(642,408)
	TXU Corp.	Sell	2,380	1.610	6/20/11	—	(316,602)
	TXU Corp.	Sell	645	5.910	12/20/12	—	(49,901)
	TXU Corp.	Sell	645	6.000	12/20/12	—	(48,153)
	TXU Corp.	Sell	625	6.050	12/20/12	—	(45,719)
	Univision Communications, Inc.	Sell	6,500	14.600	3/20/09	—	239,857
	Vornado Realty LP	Sell	985	3.600	3/20/09	—	15,343
	Wachovia Corp.	Sell	2,100	1.000	3/20/09	—	(45,006)

						2,816,040	(23,270,866)
Deutsche Bank AG:
	ABX.HE.AA.06-2 Index	Sell	5,710	0.170	5/25/46	685,146	(4,415,341)
	American International Group, Inc.	Sell	1,750	4.000	3/20/09	—	(38,686)
	Aramark Corp.	Sell	540	4.750	12/20/13	—	(28)
	CDX.NA.HY.10 Index	Sell	23,510	5.000	6/20/13	2,102,839	(2,050,504)
	CDX.NA.HY.10 Index	Sell	23,350	5.000	6/20/13	2,172,847	(2,701,219)
	Cemex	Sell	985	2.000	3/20/09	—	210
	Countrywide Home Loans, Inc.	Sell	5,360	8.500	12/20/08	—	75,689
	Countrywide Home Loans, Inc.	Sell	11,420	9.000	12/20/08	—	175,183
	Countrywide Home Loans, Inc.	Sell	11,405	9.750	12/20/08	—	195,812
	CVRD Inco Ltd.	Buy	4,565	0.630	3/20/17	—	197,025
F17 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap	Reference	Credit	Amount	Fixed	Termination	Received/
Counterparty	Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Deutsche Bank
AG: Continued
	Ford Motor Co.	Sell	$14,385	5.800%	12/20/16	$—	$(5,781,784)
	Ford Motor Co.	Sell	17,975	5.850	12/20/16	—	(7,204,497)
	Ford Motor Co.	Sell	12,110	6.000	12/20/16	—	(4,812,897)
	Ford Motor Co.	Sell	2,930	8.200	3/20/18	—	(910,533)
	Ford Motor Credit Co.	Sell	7,120	2.340	3/20/12	—	(2,778,836)
	Ford Motor Credit Co.	Sell	21,350	2.390	3/20/12	—	(8,313,251)
	General Motors Corp.	Sell	11,510	4.680	12/20/16	—	(6,187,717)
	General Motors Corp.	Sell	9,690	4.750	12/20/16	—	(5,203,299)
	GMAC LLC	Sell	9,315	1.370	3/20/17	—	(5,493,346)
	Intelsat Ltd.	Sell	1,145	4.400	3/20/09	—	8,565
	Intelsat Ltd.	Sell	2,835	4.750	3/20/09	—	26,034
	Intelsat Ltd.	Sell	1,700	5.000	3/20/09	—	17,678
	iStar Financial, Inc.	Sell	19,975	2.925	12/20/08	—	(1,342,740)
	iStar Financial, Inc.	Sell	11,620	3.000	12/20/08	—	(779,093)
	iStar Financial, Inc.	Sell	5,570	4.000	12/20/12	—	(2,123,486)
	iStar Financial, Inc.	Sell	4,265	4.320	12/20/12	—	(1,598,844)
	iStar Financial, Inc.	Sell	5,405	4.500	12/20/12	—	(2,006,863)
	iStar Financial, Inc.	Sell	12,890	5.850	12/20/08	—	(779,288)
	iStar Financial, Inc.	Sell	1,590	12.000	3/20/09	—	(147,645)
	Jones Apparel Group, Inc.	Buy	1,070	2.635	6/20/18	—	21,356
	Jones Apparel Group, Inc.	Sell	1,070	2.720	6/20/13	—	(10,996)
	Kohl’s Corp.	Sell	1,045	1.180	6/20/13	—	(1,025)
	Kohl’s Corp.	Buy	1,045	1.300	6/20/18	—	4,274
	Liz Claiborne, Inc.	Sell	3,820	3.250	6/20/09	—	2,124
	MBIA, Inc.	Sell	5,730	4.900	12/20/12	—	(1,509,540)
	MGM Mirage	Sell	4,610	1.150	12/20/09	—	(255,274)
	Owens-Illinois, Inc.	Sell	715	2.500	6/20/13	—	(2,881)
	SLM Corp.	Sell	2,985	2.010	9/20/09	—	(502,613)
	Temple-Inland, Inc.	Sell	500	3.000	9/20/09	—	192
	The Goldman Sachs Group, Inc.	Sell	1,500	5.450	12/20/09	—	(1,493)
	The Goldman Sachs Group, Inc.	Sell	1,895	5.500	12/20/09	—	(509)
	Vale Overseas Ltd.	Sell	4,565	1.050	3/20/17	—	(334,064)
	Vornado Realty LP	Sell	1,995	3.875	6/20/09	—	33,813
	Wachovia Corp.	Sell	4,660	1.000	3/20/09	—	(99,870)
	Washington Mutual, Inc.	Sell	2,260	4.500	12/20/08	—	(813,841)
	Washington Mutual, Inc.	Sell	3,500	4.500	12/20/08	—	(1,260,375)
	XL Capital Ltd.	Sell	2,535	3.550	9/20/09	—	1,288

						4,960,832	(68,703,135)
Goldman Sachs
Capital Markets LP:
	Dole Food Co., Inc.	Sell	2,640	5.000	6/20/13	349,800	(361,875)
	Dole Food Co., Inc.	Buy	2,640	5.000	6/20/09	(85,800)	(14,582)
	Dole Food Co., Inc.	Buy	3,700	5.000	6/20/09	(138,750)	(20,437)
	Dole Food Co., Inc.	Sell	3,700	5.000	6/20/13	490,250	(507,174)
F18 | OPPENHEIMER CHAMPION INCOME FUND

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap	Reference	Credit	Amount	Fixed	Termination	Received/
Counterparty	Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Goldman Sachs
Capital Markets LP:
Continued
	Dole Food Co., Inc.	Buy	$5,295	5.000%	6/20/09	$(172,088)	$(29,247)
	Dole Food Co., Inc.	Sell	5,295	5.000	6/20/13	701,588	(725,807)
	Dole Food Co., Inc.	Buy	2,645	5.000	6/20/09	(85,963)	(14,608)
	Dole Food Co., Inc.	Sell	2,645	5.000	6/20/13	350,463	(362,561)
	Ford Motor Co.	Sell	2,500	6.400	12/20/17	—	(1,098,753)
	General Motors Corp.	Sell	9,690	4.950	12/20/16	—	(5,186,167)
	General Motors Corp.	Sell	2,500	5.950	12/20/17	—	(1,363,765)
	GMAC LLC	Sell	2,115	1.370	3/20/17	—	(1,247,281)
	GMAC LLC	Sell	5,660	1.390	3/20/17	—	(3,333,611)
	GMAC LLC	Sell	4,650	1.390	3/20/17	—	(2,738,744)
	GMAC LLC	Sell	15,150	1.390	3/20/17	—	(8,923,002)
	Idearc, Inc.	Sell	10,270	5.000	9/20/09	1,078,350	(1,057,035)
	iStar Financial, Inc.	Sell	12,460	3.950	12/20/12	—	(4,762,587)
	Lehman Brothers Holdings, Inc.	Sell	3,770	0.800	9/20/10	—	(3,318,927)
	Lennar Corp.	Sell	4,375	2.900	12/20/08	—	(35,641)
	MGM Mirage	Sell	3,865	8.400	12/20/13	—	(123,565)
	Nalco Co.	Sell	2,365	3.700	9/20/12	—	21,148
	Nalco Co.	Sell	2,455	4.250	9/20/13	—	31,404
	Nalco Co.	Sell	4,140	4.700	9/20/13	—	126,614
	Nalco Co.	Sell	2,305	4.700	9/20/13	—	70,494
	R.H. Donnelley Corp.	Sell	2,240	9.000	3/20/09	—	(19,569)
	R.H. Donnelley Corp.	Sell	3,475	5.000	9/20/10	764,500	(612,247)
	Rite Aid Corp.	Sell	3,845	8.060	3/20/09	—	(167,221)
	Six Flags, Inc.	Sell	1,835	10.850	12/20/08	—	(10,155)
	Sprint Nextel Corp.	Sell	1,520	6.300	3/20/09	—	20,032
	Station Casinos, Inc.	Sell	1,565	5.000	6/20/13	275,831	(651,575)
	Univision Communications, Inc.	Sell	4,895	5.000	6/20/09	489,500	(330,148)
	Univision Communications, Inc.	Sell	1,235	5.000	6/20/09	135,850	(83,296)
	Univision Communications, Inc.	Sell	2,230	5.000	6/20/09	133,800	(150,404)

						4,287,331	(36,980,292)
Goldman Sachs
International:
	ABX.HE.AA.06-1 Index	Sell	9,410	0.170	5/25/46	3,716,728	(7,276,419)
	ABX.HE.AA.06-2 Index	Sell	2,095	0.170	5/25/46	172,610	(1,619,989)
	CMBX.NA.AJ.3 Index	Sell	11,700	1.470	12/13/49	1,438,455	(2,430,015)
	CMBX.NA.AJ.4 Index	Sell	11,700	0.960	2/17/51	2,017,939	(2,870,350)
	Rite Aid Corp.	Sell	7,080	5.000	12/20/09	504,450	(444,387)

						7,850,182	(14,641,160)
JPMorgan Chase
Bank NA, NY Branch:
	CDX.NA.HY.10 Index	Sell	12,135	5.000	6/20/13	1,129,229	(1,403,824)
	CDX.NA.HY.10 Index	Sell	14,485	5.000	6/20/13	1,295,603	(1,263,358)
	CMBX.NA.AJ.3 Index	Sell	6,000	1.470	12/13/49	719,316	(1,246,162)
	CMBX.NA.AJ.4 Index	Sell	6,000	0.960	2/17/51	1,016,158	(1,471,974)
F19 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap	Reference	Credit	Amount	Fixed	Termination	Received/
Counterparty	Entity	Protection	(000s)	Rate	Date	(Paid)	Value

JPMorgan Chase
Bank NA, NY Branch:
Continued
	Constellation Brands, Inc.	Sell	$2,520	3.970%	9/20/13	$—	$73,511
	Dean Foods Co.	Sell	4,795	1.030	6/20/11	—	(298,784)
	Dean Foods Co.	Sell	2,400	1.050	6/20/11	—	(148,376)
	Dean Foods Co.	Sell	4,795	1.060	6/20/11	—	(295,273)
	Dean Foods Co.	Sell	5,910	1.080	6/20/11	—	(361,049)
	Ford Motor Co.	Sell	12,110	6.000	12/20/16	—	(4,812,897)
	General Motors Corp.	Sell	14,375	4.750	12/20/16	—	(7,719,032)
	Idearc, Inc.	Sell	1,500	5.000	9/20/09	195,000	(154,388)
	Morgan Stanley	Sell	9,655	7.800	12/20/13	—	(888,438)
	Nalco Co.	Sell	2,310	4.650	9/20/13	—	66,082
	Univision Communications, Inc.	Sell	3,505	5.000	6/20/09	455,650	(236,398)

						4,810,956	(20,160,360)
Merrill Lynch
International:
	El Paso Corp.	Sell	6,950	2.890	3/20/18	—	(185,204)
	El Paso Corp.	Sell	2,725	2.900	3/20/18	—	(70,896)
	Ford Motor Co.	Sell	19,290	5.300	12/20/12	—	(6,420,059)
	General Motors Corp.	Sell	12,860	4.050	12/20/12	—	(6,397,305)
	Reliant Energy, Inc.	Sell	1,965	2.050	9/20/11	—	(159,413)
	Smurfit-Stone Container Enterprises, Inc.	Sell	2,545	6.700	6/20/13	—	(124,792)
	Smurfit-Stone Container Enterprises, Inc.	Sell	3,625	6.800	6/20/13	—	(165,910)
	Smurfit-Stone Container Enterprises, Inc.	Sell	2,095	7.950	12/20/13	—	(1,959)
	TXU Corp.	Sell	4,760	1.530	6/20/11	—	(641,734)
	TXU Corp.	Sell	4,745	1.580	6/20/11	—	(634,397)
	TXU Corp.	Sell	4,745	1.590	6/20/11	—	(633,335)
	TXU Corp.	Sell	6,000	1.620	6/20/11	—	(796,812)
	TXU Corp.	Sell	6,785	2.060	6/20/11	—	(834,187)

						—	(17,066,003)
Morgan Stanley & Co.
International Ltd.:
	Aramark Corp.	Sell	4,320	5.920	3/20/13	—	224,705
	Capmark Financial Group, Inc.	Sell	2,760	7.400	12/20/12	—	(849,342)
	CMBX.NA.AJ.3 Index	Sell	12,500	1.470	12/13/49	1,642,062	(2,609,373)
	CMBX.NA.AJ.5 Index	Sell	9,670	0.980	2/15/51	2,235,660	(2,483,544)
	Intelsat Ltd.	Sell	2,800	2.750	12/20/08	—	1,803
	J.C. Penney Co., Inc.	Sell	2,015	1.300	12/20/17	—	(107,285)
	J.C. Penney Co., Inc.	Sell	1,870	1.070	12/20/17	—	(128,590)
	Jones Apparel Group, Inc.	Buy	2,125	2.970	6/20/18	—	(4,444)
F20 | OPPENHEIMER CHAMPION INCOME FUND

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap	Reference	Credit	Amount	Fixed	Termination	Received/
Counterparty	Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Morgan Stanley & Co.
International Ltd.:
Continued
	Kohl’s Corp.	Buy	$2,805	0.660%	12/20/17	$—	$164,342
	Kohl’s Corp.	Buy	3,020	0.870	12/20/17	—	132,336
	Lennar Corp.	Sell	8,835	2.900	12/20/08	—	(71,974)
	Liz Claiborne, Inc.	Buy	2,080	2.900	6/20/18	—	94,598
	Liz Claiborne, Inc.	Sell	2,080	3.100	6/20/13	—	(51,339)
	Louisiana-Pacific Corp.	Sell	2,015	6.250	9/20/09	—	(2,262)
	Massey Energy Co.	Sell	3,860	5.100	9/20/12	—	190,846
	Massey Energy Co.	Sell	925	5.230	9/20/12	—	49,766
	R.H. Donnelley Corp.	Sell	1,465	5.000	9/20/10	263,700	(258,113)
	The Hartford Financial Services Group, Inc.	Sell	1,005	2.400	3/20/09	—	6,865
	Wachovia Corp.	Sell	5,560	3.250	3/20/09	—	(37,669)

						4,141,422	(5,378,674)
Morgan Stanley
Capital Services, Inc.:
	ABX.HE.AA.06-2 Index	Sell	1,845	0.170	5/25/46	147,400	(1,426,673)
	ABX.HE.AA.06-2 Index	Sell	3,570	0.170	5/25/46	356,983	(2,760,554)
	American International Group, Inc.	Sell	1,050	4.000	3/20/09	—	(23,212)
	Capmark Financial Group, Inc.	Sell	2,880	7.150	12/20/12	—	(900,762)
	Ford Motor Co.	Sell	835	5.900	12/20/16	—	(333,734)
	Ford Motor Co.	Sell	12,110	6.150	12/20/16	—	(4,772,027)
	General Motors Corp.	Sell	655	4.620	12/20/16	—	(352,472)
	General Motors Corp.	Sell	9,690	4.900	12/20/16	—	(5,190,449)
	Jones Apparel Group, Inc.	Sell	2,125	3.200	6/20/13	—	18,305

						504,383	(15,741,578)
UBS AG:
	CDX.NA.HY.10 Index	Sell	8,095	5.000	6/20/13	753,285	(936,461)
	CDX.NA.HY.10 Index	Sell	14,485	5.000	6/20/13	1,295,603	(1,263,358)
	iStar Financial, Inc.	Sell	2,900	4.560	12/20/12	—	(1,073,304)
	Massey Energy Co.	Sell	630	5.050	9/20/12	—	30,093
	Massey Energy Co.	Sell	2,195	5.100	9/20/12	—	108,525
	Univision Communications, Inc.	Sell	1,950	5.000	6/20/09	175,500	(131,519)

						2,224,388	(3,266,024)

						$45,738,025	$(236,873,104)

F21 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued
Interest Rate Swap Contracts as of September 30, 2008 are as follows:

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Goldman Sachs			Three-Month
International	$169,200,000	2.844%	USD BBA LIBOR	2/28/10	$1,508,926
Goldman Sachs			Three-Month
Capital Markets LP	108,900,000	4.828	USD BBA LIBOR	2/1/28	(3,702,800)

					$(2,193,874)

Index abbreviation is as follows:
BBA LIBOR British Bankers’ Association London-Interbank Offered Rate
Total Return Swap Contracts as of September 30, 2008 are as follows:

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Citibank NA:
	$58,800,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index widen, pays the spread change plus 15 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index narrow, receives the spread change*	2/1/09	$(1,646,036)
	100,000,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index narrow, receives the spread change*	2/1/09	(2,775,811)

					(4,421,847)
Goldman Sachs
Group, Inc. (The):
	55,270,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	(3,027,086)
	19,400,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 50 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	(1,047,721)
	11,400,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 250 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	(618,017)
F22 | OPPENHEIMER CHAMPION INCOME FUND

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Goldman Sachs
Group, Inc. (The):
Continued
	$42,460,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 200 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	$(2,311,677)
	82,280,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 50 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	12/1/08	(4,513,844)
	23,770,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	1/1/09	(1,297,861)
	15,170,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	11/1/08	(816,304)
	32,310,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(1,763,251)
	238,170,000	If credit spreads as represented by the Banc of America Securities LLC AAA 10 yr CMBS Daily Index widen, pays the spread change minus 660 basis points*	If credit spreads as represented by the Banc of America Securities LLC AAA 10 yr CMBS Daily Index narrow, receives the spread change*	3/31/09	(7,281,145)

					(22,676,906)
JPMorgan Chase	13,500,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 145 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	11/1/08	(726,069)
F23 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Morgan Stanley:
	$11,500,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index narrow, receives the spread change*	2/1/09	$(320,368)
	19,300,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index narrow, receives the spread change*	3/1/09	(538,633)
	38,230,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 250 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	(2,083,496)
	6,640,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 350 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	(359,214)
	97,230,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 50 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	12/1/08	(5,287,421)
	22,990,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 65 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	12/1/08	(1,251,458)
F24 | OPPENHEIMER CHAMPION INCOME FUND

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Morgan Stanley:
Continued
	$24,520,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 95 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	$(1,319,431)
	24,530,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 95 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(1,334,195)
	43,630,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	1/1/09	(2,375,376)
	54,650,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 70 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(2,986,170)
	14,500,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 50 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(786,074)

					(18,641,836)

					$(46,466,658)

*	The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index’s underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index’s underlying holdings, the spread widens.
Abbreviation is as follows:
CMBS      Commercial Mortgage Backed Securities
See accompanying Notes to Financial Statements.
F25 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,272,910,860)	$1,854,751,795
Affiliated companies (cost $55,037,109)	55,037,109

1,909,788,904
Cash	6,126,656
Receivables and other assets:
Interest, dividends and principal paydowns	43,357,962
Investments sold	3,581,480
Shares of beneficial interest sold	212,808
Other	59,922

Total assets	1,963,127,732

Liabilities
Swaps, at value (upfront payment received $45,738,025)	285,533,636
Payables and other liabilities:
Payable for terminated investment contracts	60,356,504
Investments purchased (including $10,262,664 purchased on a when-issued or delayed delivery basis)	22,147,137
Shares of beneficial interest redeemed	6,969,943
Dividends	2,745,446
Distribution and service plan fees	987,916
Futures margins	444,554
Transfer and shareholder servicing agent fees	334,478
Shareholder communications	171,627
Trustees’ compensation	52,300
Other	93,156

Total liabilities	379,836,697

Net Assets	$1,583,291,035

Composition of Net Assets
Par value of shares of beneficial interest	$253,103
Additional paid-in capital	2,634,383,383
Accumulated net investment income	232,186,401
Accumulated net realized loss on investments and foreign currency transactions	(624,430,523)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(659,101,329)

Net Assets	$1,583,291,035

F26 | OPPENHEIMER CHAMPION INCOME FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,035,628,867 and 165,519,162 shares of beneficial interest outstanding)	$6.26
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.57

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $93,847,632 and 15,015,852 shares of beneficial interest outstanding)	$6.25

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $160,353,428 and 25,656,242 shares of beneficial interest outstanding)	$6.25

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,709,360 and 4,268,082 shares of beneficial interest outstanding)	$6.26

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $266,751,748 and 42,643,918 shares of beneficial interest outstanding)	$6.26
See accompanying Notes to Financial Statements.
F27 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2008

Investment Income

Interest	$183,625,076
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $32,836)	3,489,369
Affiliated companies	3,448,356
Income from investment of securities lending cash collateral, net	262
Other income	45,204

Total investment income	190,608,267

Expenses

Management fees	12,676,866
Distribution and service plan fees:
Class A	3,499,194
Class B	1,604,546
Class C	2,271,352
Class N	191,856
Transfer and shareholder servicing agent fees:
Class A	2,830,801
Class B	397,616
Class C	504,072
Class N	169,388
Class Y	94,884
Shareholder communications:
Class A	364,563
Class B	75,160
Class C	59,199
Class N	7,304
Class Y	128
Trustees’ compensation	43,057
Custodian fees and expenses	13,300
Other	79,586

Total expenses	24,882,872
Less reduction to custodian expenses	(3,830)
Less waivers and reimbursements of expenses	(119,761)

Net expenses	24,759,281

Net Investment Income	165,848,986
F28 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(110,555,129)
Closing and expiration of futures contracts	(32,115,748)
Foreign currency transactions	1,792,774
Short positions	73,020
Swap contracts	(96,397,178)

Net realized loss	(237,202,261)
Net change in unrealized depreciation on:
Investments	(356,754,872)
Translation of assets and liabilities denominated in foreign currencies	(2,202,407)
Futures contracts	(1,016,253)
Short positions	(119,843)
Swap contracts	(218,949,399)

Net change in unrealized depreciation	(579,042,774)

Net Decrease in Net Assets Resulting from Operations	$(650,396,049)

See accompanying Notes to Financial Statements.
F29 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2008	2007

Operations
Net investment income	$165,848,986	$178,607,214
Net realized gain (loss)	(237,202,261)	41,046,329
Net change in unrealized depreciation	(579,042,774)	(35,884,395)

Net increase (decrease) in net assets resulting from operations	(650,396,049)	183,769,148

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(512,518)	(126,986,094)
Class B	(49,337)	(18,135,514)
Class C	(70,931)	(17,968,771)
Class N	(12,710)	(3,158,921)
Class Y	(114,359)	(12,401,572)

	(759,855)	(178,650,872)
Tax return of capital distribution from net investment income:
Class A	(111,365,325)	—
Class B	(10,720,465)	—
Class C	(15,412,555)	—
Class N	(2,761,770)	—
Class Y	(24,849,243)	—

	(165,109,358)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(195,904,604)	883,276,106
Class B	(89,984,408)	35,082,464
Class C	(31,263,435)	86,663,279
Class N	(7,525,043)	16,601,704
Class Y	170,949,840	215,751,297

	(153,727,650)	1,237,374,850

Net Assets
Total increase (decrease)	(969,992,912)	1,242,493,126
Beginning of period	2,553,283,947	1,310,790,821

End of period (including accumulated net investment income of $232,186,401 and $16,497,576, respectively)	$1,583,291,035	$2,553,283,947

See accompanying Notes to Financial Statements.
F30 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.36	$9.32	$9.40	$9.50	$9.17

Income (loss) from investment operations:
Net investment income	.63 [1]	.65 [1]	.64 [1]	.62 [1]	.69
Net realized and unrealized gain (loss)	(3.10)	.04	(.08)	(.09)	.33

Total from investment operations	(2.47)	.69	.56	.53	1.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	(.65)	(.64)	(.63)	(.69)
Tax return of capital distribution from net investment income	(.63)	—	—	—	—

Total dividends and/or distributions to shareholders	(.63)	(.65)	(.64)	(.63)	(.69)

Net asset value, end of period	$6.26	$9.36	$9.32	$9.40	$9.50

Total Return, at Net Asset Value[3]	(27.70)%	7.51%	6.12%	5.65%	11.40%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1,035,629	$1,772,880	$886,223	$936,925	$1,003,748

Average net assets (in thousands)	$1,471,385	$1,851,296	$904,474	$992,935	$953,063

Ratios to average net assets:[4]
Net investment income	7.60%	6.86%	6.84%	6.52%	7.28%
Total expenses	1.04%[5]	1.00%[5]	1.11%	1.08%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	0.99%	1.11%	1.08%	1.07%

Portfolio turnover rate	73%[6]	49%[6]	64%	53%	58%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.04%
Year Ended September 30, 2007	1.01%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
F31 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.34	$9.31	$9.39	$9.49	$9.16

Income (loss) from investment operations:
Net investment income	.56 [1]	.58 [1]	.57 [1]	.55 [1]	.61
Net realized and unrealized gain (loss)	(3.09)	.02	(.09)	(.10)	.34

Total from investment operations	(2.53)	.60	.48	.45	.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	(.57)	(.56)	(.55)	(.62)
Tax return of capital distribution from net investment income	(.56)	—	—	—	—

Total dividends and/or distributions to shareholders	(.56)	(.57)	(.56)	(.55)	(.62)

Net asset value, end of period	$6.25	$9.34	$9.31	$9.39	$9.49

Total Return, at Net Asset Value[3]	(28.28)%	6.57%	5.33%	4.87%	10.58%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$93,848	$239,673	$202,567	$297,056	$425,072

Average net assets (in thousands)	$160,611	$298,233	$242,063	$362,813	$463,835

Ratios to average net assets:[4]
Net investment income	6.70%	6.08%	6.09%	5.75%	6.57%
Total expenses	1.87%[5]	1.79%[5]	1.87%	1.82%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.78%	1.87%	1.82%	1.81%

Portfolio turnover rate	73%[6]	49%[6]	64%	53%	58%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.87%
Year Ended September 30, 2007	1.80%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
F32 | OPPENHEIMER CHAMPION INCOME FUND

Class C Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.35	$9.31	$9.39	$9.49	$9.16

Income (loss) from investment operations:
Net investment income	.57 [1]	.57 [1]	.57 [1]	.55 [1]	.62
Net realized and unrealized gain (loss)	(3.10)	.04	(.08)	(.10)	.33

Total from investment operations	(2.53)	.61	.49	.45	.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	(.57)	(.57)	(.55)	(.62)
Tax return of capital distribution from net investment income	(.57)	—	—	—	—

Total dividends and/or distributions to shareholders	(.57)	(.57)	(.57)	(.55)	(.62)

Net asset value, end of period	$6.25	$9.35	$9.31	$9.39	$9.49

Total Return, at Net Asset Value[3]	(28.32)%	6.69%	5.34%	4.86%	10.59%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$160,353	$275,373	$187,917	$218,850	$246,301

Average net assets (in thousands)	$227,183	$295,414	$199,183	$237,000	$249,356

Ratios to average net assets:[4]
Net investment income	6.81%	6.08%	6.09%	5.77%	6.55%
Total expenses	1.83%[5]	1.78%[5]	1.86%	1.82%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.77%	1.86%	1.82%	1.82%

Portfolio turnover rate	73%[6]	49%[6]	64%	53%	58%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.83%
Year Ended September 30, 2007	1.79%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
F33 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.36	$9.32	$9.41	$9.51	$9.17

Income (loss) from investment operations:
Net investment income	.60 [1]	.61 [1]	.60 [1]	.58 [1]	.67
Net realized and unrealized gain (loss)	(3.10)	.04	(.09)	(.09)	.32

Total from investment operations	(2.50)	.65	.51	.49	.99

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	(.61)	(.60)	(.59)	(.65)
Tax return of capital distribution from net investment income	(.60)	—	—	—	—

Total dividends and/or distributions to shareholders	(.60)	(.61)	(.60)	(.59)	(.65)

Net asset value, end of period	$6.26	$9.36	$9.32	$9.41	$9.51

Total Return, at Net Asset Value[3]	(28.00)%	7.05%	5.62%	5.23%	11.07%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$26,709	$48,347	$31,626	$30,491	$29,008

Average net assets (in thousands)	$38,585	$49,180	$30,578	$30,252	$22,249

Ratios to average net assets:[4]
Net investment income	7.19%	6.42%	6.46%	6.12%	6.78%
Total expenses	1.54%[5]	1.45%[5]	1.57%	1.55%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.42%	1.48%	1.48%	1.48%

Portfolio turnover rate	73%[6]	49%[6]	64%	53%	58%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.54%
Year Ended September 30, 2007	1.46%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
F34 | OPPENHEIMER CHAMPION INCOME FUND

Class Y Year Ended September 30,	2008	2007	2006[1]

Per Share Operating Data

Net asset value, beginning of period	$9.36	$9.32	$9.28

Income (loss) from investment operations:
Net investment income[2]	.67	.68	.05
Net realized and unrealized gain (loss)	(3.10)	.04	.05

Total from investment operations	(2.43)	.72	.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [3]	(.68)	(.06)
Tax return of capital distribution from net investment income	(.67)	—	—

Total dividends and/or distributions to shareholders	(.67)	(.68)	(.06)

Net asset value, end of period	$6.26	$9.36	$9.32

Total Return, at Net Asset Value[4]	(27.39)%	7.90%	1.04%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$266,752	$217,011	$2,458

Average net assets (in thousands)	$308,019	$171,898	$1,058

Ratios to average net assets:[5]
Net investment income	8.10%	7.21%	7.65%
Total expenses	0.61%[6]	0.63%[6]	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%	0.62%	0.63%

Portfolio turnover rate	73%[7]	49%[7]	64%

1.	For the period from September 1, 2006 (inception of offering) to September 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	0.61%
Year Ended September 30, 2007	0.64%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
F35 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Champion Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund’s investment manager, OppenheimerFunds, Inc. (the “Manager”), believes does not involve undue risk. The Fund’s secondary objective is to seek capital growth when consistent with its primary objective.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. This fee will be discontinued effective January 1, 2009.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official
F36 | OPPENHEIMER CHAMPION INCOME FUND

closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
     As of September 30, 2008, the Fund held no securities sold short.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$ 10,262,664
F37 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2008, securities with an aggregate market value of $9,288,986, representing 0.59% of the Fund’s net assets, were in default.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F38 | OPPENHEIMER CHAMPION INCOME FUND

Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$ —	$—	$624,509,199	$468,165,620

1.	As of September 30, 2008, the Fund had $412,339,938 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2008, details of the capital loss carryforwards were as follows:

Expiring

2009	$18,608,810
2010	94,306,197
2011	235,839,091
2012	63,585,840

Total	$412,339,938

2.	As of September 30, 2008, the Fund had $212,169,261 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended September 30, 2008, the Fund utilized $759,855 capital loss carryforward.[a]

4.	During the fiscal year ended September 30, 2007, the Fund utilized $19,556,559 of capital loss carryforward to offset capital gains realized in that fiscal year.
       a. Includes $759,855 of Oppenheimer High Yield merger capital loss carryforward.
F39 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Increase to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Income	on Investments

$241,977,238	$215,709,052	$26,268,186
The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007

Distributions paid from:
Ordinary income	$759,855	$178,650,872
Return of capital	165,109,358	—

Total	$165,869,213	$178,650,872

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,329,718,062
Federal tax cost of other investments	(365,272,561)

Total federal tax cost	$1,964,445,501

Gross unrealized appreciation	$9,537,430
Gross unrealized depreciation	(477,703,050)

Net unrealized depreciation	$(468,165,620)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred
F40 | OPPENHEIMER CHAMPION INCOME FUND

amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
F41 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	36,922,215	$313,078,635	35,466,580	$336,327,620
Dividends and/or distributions reinvested	9,873,252	80,316,826	9,698,105	91,723,787
Acquisition-Note 11	—	—	108,025,333	1,011,117,121
Redeemed	(70,781,429)	(589,300,065)[1]	(58,772,157)	(555,892,422)[2]

Net increase (decrease)	(23,985,962)	$(195,904,604)	94,417,861	$883,276,106

Class B
Sold	2,545,551	$21,362,251	3,336,652	$31,635,011
Dividends and/or distributions reinvested	953,822	7,811,048	1,320,438	12,483,718
Acquisition-Note 11	—	—	17,042,821	159,350,375
Redeemed	(14,130,796)	(119,157,707)[1]	(17,812,677)	(168,386,640)[2]

Net increase (decrease)	(10,631,423)	$(89,984,408)	3,887,234	$35,082,464

Class C
Sold	3,969,774	$33,346,350	5,098,017	$48,283,058
Dividends and/or distributions reinvested	1,413,586	11,472,698	1,382,307	13,060,621
Acquisition-Note 11	—	—	12,784,836	119,538,213
Redeemed	(9,193,796)	(76,082,483)[1]	(9,983,124)	(94,218,613)[2]

Net increase (decrease)	(3,810,436)	$(31,263,435)	9,282,036	$86,663,279

Class N
Sold	1,087,218	$9,135,020	1,638,491	$15,529,357
Dividends and/or distributions reinvested	311,734	2,536,860	312,180	2,952,879
Acquisition-Note 11	—	—	1,906,127	17,841,351
Redeemed	(2,297,365)	(19,196,923)[1]	(2,082,370)	(19,721,883)[2]

Net increase (decrease)	(898,413)	$(7,525,043)	1,774,428	$16,601,704

F42 | OPPENHEIMER CHAMPION INCOME FUND

	Year Ended September 30, 2008,		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class Y
Sold	21,101,623	$184,733,769	10,278,556	$97,425,003
Dividends and/or distributions reinvested	3,104,663	24,963,417	1,313,480	12,401,000
Acquisition-Note 11	—	—	14,000,558	131,045,225
Redeemed	(4,759,515)	(38,747,346)[1]	(2,659,205)	(25,119,931)[2]

Net increase	19,446,771	$170,949,840	22,933,389	$215,751,297

1.	Net of redemption fees of $20,519, $2,240, $3,168, $538 and $4,296 for Class A, Class B, Class C, Class N and Class Y, respectively.

2.	Net of redemption fees of $30,961, $4,987, $4,940, $822 and $2,875 for Class A, Class B, Class C, Class N and Class Y, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$1,318,876,204	$1,467,982,361
U.S. government and government agency obligations	858,047	2,404,715
To Be Announced (TBA) mortgage-related securities	154,007,750	136,228,947
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.70%
Next $250 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $1.5 billion	0.50
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2008, the Fund paid $4,028,908 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
F43 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2008 for Class B, Class C and Class N shares were $35,104,116, $15,619,583 and $951,851, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2008	$296,644	$11,941	$401,772	$14,751	$1,982
F44 | OPPENHEIMER CHAMPION INCOME FUND

Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended September 30, 2008, OFS waived $33,924 for Class N shares. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2008, the Manager waived $85,837 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of September 30, 2008, the Fund had no outstanding forward contracts.
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures
F45 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Futures Contracts Continued

contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
7. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or “swap” payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not
F46 | OPPENHEIMER CHAMPION INCOME FUND

yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee, similar to an insurance premium, to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     Risks of interest rate swaps include credit, market and liquidity risk. Additional risks include but are not limited to, interest rate risk. There is a risk, based on future movements of interest rates that the payments made by the Fund under a swap agreement will be greater than the payments it received.
F47 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Swap Contracts Continued
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
8. Illiquid Securities
As of September 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
9. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of September 30, 2008, the Fund had no securities on loan.
10. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after
F48 | OPPENHEIMER CHAMPION INCOME FUND

November 15, 2007, and interim periods within those fiscal years. As of September 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
11. Acquisition of Oppenheimer High Yield Fund
On October 12, 2006, the Fund acquired all of the net assets of Oppenheimer High Yield Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer High Yield Fund shareholders on October 6, 2006. The Fund issued (at an exchange ratio of 1.002190 for Class A, 0.987734 for Class B, 1.000555 for Class C, 1.004023 for Class N and 0.994003 for Class Y of the Fund to one share of Oppenheimer High Yield Fund) 108,025,333; 17,042,821; 12,784,836; 1,906,127 and 14,000,558 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $1,011,117,121, $159,350,375, $119,538,213, $17,841,351 and $131,045,225 in exchange for the net assets, resulting in combined Class A net assets of $1,902,537,798, Class B net assets of $357,014,957, Class C net assets of $307,592,608, Class N net assets of $49,937,524 and Class Y net assets of $133,635,056 on October 12, 2006. The net assets acquired included net unrealized depreciation of $16,053,542 and an unused capital loss carryforward of $602,679,762, potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.
12. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
F49 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
13. Subsequent Event
On November 21, 2008, the Manager purchased Class Y shares of the Fund for $150,000,000. As of that date, the Manager owned approximately 68% of the Class Y shares representing approximately 28% of the Fund’s net assets.
F50 OPPENHEIMER CHAMPION INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Oppenheimer Champion Income Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Champion Income Fund (the “Fund”), including the statement of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Denver, Colorado
November 26, 2008
F51 | OPPENHEIMER CHAMPION INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2008 are eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER CHAMPION INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER CHAMPION INCOME FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis, Antulio Bomfim, Geoffrey Caan, Benjamin Gord, and Thomas Swaney, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load high current yield funds (including both funds advised by the Manager and funds advised by other investment advisers).
     The Board considered that the Fund underperformed its performance universe median during the one-, three-, five-, and ten-year periods. The Board also noted the Manager’s assertion that the Fund’s underperformance was a combination of a severe downturn in the high yield fixed income markets and being overexposed to commercial and residential mortgages relative to peers. The Board considered that the Fund’s performance improved in more recent periods, with Lipper ranking the Fund in the first quintile for the month of April 2008. The Board also considered the changes in the portfolio management team that occurred in late 2006. The Board decided to continue to closely monitor the performance of this Fund and to place it on a “watch list.”
23 | OPPENHEIMER CHAMPION INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other high current yield funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and total expenses were lower than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24 | OPPENHEIMER CHAMPION INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
25 | OPPENHEIMER CHAMPION INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 2000) Age: 71	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

George C. Bowen, Trustee (since 1998) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Trustee (since 2000) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Trustee (since 1990) Age: 66	Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

Sam Freedman, Trustee (since 1996) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Trustee (since 2002) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic
26 | OPPENHEIMER CHAMPION INCOME FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Beverly L. Hamilton, Continued	organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Trustee (since 2002) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Trustee (since 2000) Age: 66	Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
27 | OPPENHEIMER CHAMPION INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

John V. Murphy, Continued	Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924; for Messrs. Manioudakis, Bomfim, Caan, Gord and Swaney, 470 Atlantic Avenue, 11th Floor, Boston, Massachusetts 02210. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Angelo G. Manioudakis, Vice President and Portfolio Manager (since 2006) Age: 41	Senior Vice President of the Manager and of HarbourView Asset Management Corporation (since April 2002), and of OFI Institutional Asset Management, Inc. (since June 2002); Vice President of Oppenheimer Real Asset Management, Inc. (since November 2006). Executive Director and portfolio manager for MSIM/ Miller, Anderson & Sherrerd (Morgan Stanley Asset Management) (August 1993-April 2002). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.

Antulio N. Bomfim, Vice President and Portfolio Manager (since 2006) Age: 41	Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of the Federal Reserve System (June 1992 to October 2003). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Geoffrey Caan, Vice President and Portfolio Manager (since 2006) Age: 39	Vice President and Portfolio Manager of the Manager since August 2003; Vice President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January 1999-June 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Benjamin J. Gord, Vice President and Portfolio Manager (since 2006) Age: 46	Vice President of the Manager (since April 2002), of HarbourView Asset Management Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Executive Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April 1992-March 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Thomas Swaney, Vice President and Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since April 2006); senior analyst, high grade investment team (June 2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (May 1998-May 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President
28 | OPPENHEIMER CHAMPION INCOME FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark S. Vandehey, Continued	and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. (formerly PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 43	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since
29 | OPPENHEIMER CHAMPION INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Kathleen T. Ives, Continued	October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
30 | OPPENHEIMER CHAMPION INCOME FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, and Edward L. Cameron, a member of the Board’s Audit Committee, are audit committee financial experts and that Messrs. Bowen and Cameron are “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $50,450 in fiscal 2008 and $43,750 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2008 and $32,732 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees include professional services for 22c-2 program.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2008 and $32,732 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
     a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Champion Income Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 11/11/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 11/11/2008

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 11/11/2008